UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                            October 31, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)



                           KNBT Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Pennsylvania                     000-50426                        38-3681905
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



Route 512 and Highland Avenue, Bethlehem, Pennsylvania              18017
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



                              (610) 861-5000
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits:

            Number    Description
            ------    -----------

            99.1      Press  Release dated  October  31, 2003


Item 9.     Regulation FD Disclosure
            ------------------------

          On October 31, 2003, KNBT Bancorp, Inc. ("KNBT") and Keystone Savings Bank (the "Bank"), the wholly-owned subsidiary of KNBT, announced the completion of the conversion of the Bank and the mergers of First Colonial Group, Inc. ("First Colonial") with and into KNBT and First Colonial's subsidiary, Nazareth National Bank and Trust Company, with and into the Bank.

          The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KNBT BANCORP, INC.



  Date: October 31, 2003      By:  /s/ Reid L. Heeren
                                   ------------------------------
                                   Reid L. Heeren
                                   Executive Vice President and
                                    Chief Financial Officer







































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                         EXHIBIT INDEX



     Exhibit Number        Description
     --------------        -----------


     99.1                  Press Release dated October 31, 2003